PROMISSORY NOTE

US $2,500,000.00                                         Nassau County, New York

      FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promises to pay CNL FINANCIAL I, INC., a Florida corporation, or order, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/1OO DOLLARS (US$2,500,000.00) with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of 10.002 percent per annum. The principal and interest shall be payable at 400 East South Street, Suite 500, Orlando, Florida 32801, or such other place as the holder hereof may designate in writing, in consecutive monthly installments of Thirty-Three Thousand Forty and 45/100 Dollars ($33,040.45) on the first (1st) day of each month beginning May 1, 1997, until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on April 1, 2007 (the "Maturity Date"). All computation of interest shall be made by the holder on the basis of a year of 360 days and shall be allocated in twelve (12) equal monthly installments.

      If any installment under this Note is not received by the holder hereof within ten (10) calendar days after Lender's written demand for such amount, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any Default (as hereinafter defined) by the undersigned regardless of any prior forbearance. In the event of any Default under this Note or any Instrument or any other Loan Document (as such terms are hereinafter defined), and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all reasonable expenses and costs, including, but not limited to, reasonable attorneys' fees and expenses, including reasonable attorneys' fees and expenses on any appeal. Any forbearance by the holder in exercising any right or remedy under this Note or any Instrument or any other Loan Document, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by the holder of payment of any sum due hereunder after the due date of such payment or after holder has declared an event of Default shall not be a waiver of holder's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.

      If any installment under this Note is not received by the holder hereof within ten (10) calendar days after the installment is due, the undersigned shall pay to the holder hereof a late charge of five percent (5%) of such installment, such late charge to be immediately due and payable without demand by the holder hereof. If any installment under this Note or any other monetary payment due under this Note, any Instrument or any other Loan Document remains past due for ten (10) calendar days or more after Lender's written demand for such amount, or if there shall exist any other Default under this Note, any Instrument or any other Loan Document (after any applicable notice or cure period provided therein or herein), the outstanding balance of this Note shall bear interest during the period in which the undersigned is in Default at the lesser of four percent (4%) over the Note rate or the highest rate allowed by applicable law.

      From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein (after any applicable notice or cure period provided therein or herein) and without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, waive any term or provision of this Note, any Instrument or any other Loan Document, and agree in writing with the undersigned (at the undersigned's sole and absolute discretion) to extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, modify the terms and time of payment of said outstanding principal balance, modify the rate of interest or period of amortization of this Note, change the amount of the monthly installments payable hereunder or otherwise modify or amend any term or provision of this Note, any Instrument or any other Loan Document.

      Presentment, notice of dishonor, right to setoff and counterclaim, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

      The indebtedness evidenced by this Note is secured by that certain Mortgage, Assignment of Rents and Security Agreement (herein referred to as the "Instrument"), executed by the undersigned or its affiliates, and encumbering certain real property more particularly described therein (herein referred to as the "Property"), and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note shall be governed by the law of the State of Illinois, except for enforcement rights as to any such Property which must be governed by the law of any other jurisdiction in which any such Property may be located.

      A Default [as defined in any Instrument or any and all other notes, instruments, documents and agreements evidencing or securing or relating to the same or the indebtedness represented or secured thereby (herein a "Loan Document")] under any Instrument or any Loan Document shall constitute a Default under this Note.

                                                Borrower's Initials: TJB
                                                Borrower's Initials: TJB
                                                Borrower's Initials: TJB


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

      Unless funds are advanced hereunder on the first day of the month, the undersigned shall pay the holder hereof interest only, in advance, on the outstanding principal balance of this Note at the rate set forth above from the date that funds are advanced to and including the last day of the month on which funds are so advanced.

      Unless applicable law provides otherwise, so long as the undersigned is not in Default hereunder, all payments received by the holder under this Note or any Instrument shall be applied by holder in the following order of priority:
(i) amounts due and payable to holder by the undersigned for any advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents for the purposes of paying taxes, insurance and other charges incurred with respect to the Property; (ii) interest due and payable on the Note; (iii) principal of the Note; (iv) interest due and payable on advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note; (v) principal of advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note; (vi) interest due and payable on any Future Advance (as such term is defined in the Instrument), provided that if more than one Future Advance is outstanding, the holder may apply payments received among the amounts of interest payable on the Future Advances in such order as the holder, in the holder's sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, the holder may apply payments received among the principal balances of the Future Advances in such order as the holder, in the holder's sole discretion, may determine; and
(viii) any other sums due and payable secured by this Instrument or under any of the other Instruments in such order as the holder, at the holder's option, may determine; provided, however, that the holder may, at the holder's option, apply any sums payable on advances made by the holder under the Instrument or under any of the other Instruments or Loan Documents in order to protect the holder's security interest in any of the collateral securing the Note prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application herein. Upon the undersigned's Default under this Note, the Instrument, any of the other Instruments or in any of the other Loan Documents, the holder may apply any payments received by the holder in any amount and in any order as the holder shall determine in the holder's sole discretion.

      ADDITIONAL COVENANTS. In addition to the covenants and agreements made in this Note, the undersigned further covenants and agrees with and in favor of holder as follows:

A. Prepayment Premium

      1. Prepayment in Full

                                                Borrower's Initials: TJB
                                                Borrower's Initials: TJB
                                                Borrower's Initials: TJB


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

      At any time after the first one (1) year of the Note term and upon giving holder sixty (60) days prior written notice, the undersigned may prepay the entire unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying, in addition to the entire unpaid principal balance, accrued interest, and any other sums due holder at the time of prepayment, a Prepayment Premium equal to the greater of:

      (a)   1% of the entire unpaid principal balance of the Note, or

      (b) The present value of all remaining payments of principal and interest discounted at an annual discount rate equal to the "Termination Swap Rate" as defined below, less the present value of all remaining payments of principal and interest discounted at the CNL Swap Rate. For purposes of the foregoing, the "CNL Swap Rate" shall be the rate, as fixed and determined by Lender in its reasonable discretion on the date hereof, which is paid by Lender to its (or which otherwise would be required to be received by an experienced and qualified) interest rate swap counterparty for a fixed rate loan swap in the notional amount and with the term of the Loan, in order for each counterparty to pay on behalf of Lender a floating rate equal to the 30-day LIBOR (London Inter-Bank Offering
            Rate); and the "Termination Swap Rate" shall be the rate, as determined by holder in its reasonable discretion as of the date and time of any prepayment hereunder, which the holder can contract to receive from its (or which otherwise would be paid by an experienced and qualified) interest rate swap counterparty for a fixed rate loan swap in the notional amount of and with the remaining amortization terms of the amount being prepaid, in order for such counterparty to accept a floating rate equal to the 30-day LIBOR (London Inter-Bank Offering Rate), minus one-quarter of one percent (25 Basis Points).

      No Prepayment Premium shall be due for any full prepayment made by the undersigned, upon not less than thirty (30) days prior written notice to holder, within ninety (90) days of the maturity date of the Note. By way of illustration only, attached hereto as Exhibit "A" is a hypothetical calculation of the Prepayment Premium.

      Except as provided below, no partial prepayments are permitted.

      2. Partial Prepayments

      The undersigned shall have no right to make a partial prepayment of the outstanding indebtedness during the Note term except as set forth below. In the event that the holder shall require a partial prepayment of the outstanding indebtedness after a Default under the Note, the Instrument or any of the other Loan Documents, against the indebtedness secured by the Instrument, or, if the holder shall for any other reason accept a partial prepayment by the

                                                Borrower's Initials: TJB
                                                Borrower's Initials: TJB
                                                Borrower's Initials: TJB


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

undersigned of the outstanding indebtedness, in addition to the principal amount being prepaid, accrued interest thereon and any other sums due holder at the time of prepayment with respect thereto, a Prepayment Premium shall be due and payable to the holder equal to the greater of:

      (i)   1% of the amount of principal being prepaid, or

      (ii) the "Swap Termination Costs," as defined below, plus one hundredth of one percent (1 Basis Point) of the amount of principal being prepaid for each month remaining in the Term of this Note as of the date of any such prepayment. For purposes of the foregoing, the "Swap Termination Costs" shall be defined as the costs actually incurred by the holder as a result of and in connection with the partial termination of any interest hedging or swap agreement obtained for the Loan evidenced hereby to the extent of the notional amount equal to the amount being prepaid or, at holder's election, to obtain a new interest rate swap in such amount at the Loan Swap Rate (as defined above) from an experienced and qualified interest rate swap counterparty selected by holder for a fixed rate loan swap in the notional amount of and with the remaining amortization terms of the amount being prepaid, in order for such counterparty to accept a floating rate equal to the 30-day LIBOR (London Inter-Bank Offering Rate).

      Except as provided in the next sentence, any partial prepayment of the outstanding indebtedness shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless the holder shall otherwise agree in writing. Upon any partial prepayment, the holder shall have the option, in its sole and absolute discretion, to recast the monthly installments due under the Note so that the maturity date of the Note shall remain the same.

      3. Prepayment Premium Due Whether Voluntary or Involuntary Prepayment; Insurance and Condemnation Proceeds

      The undersigned shall pay the Prepayment Premium due under this Note whether the prepayment is voluntary or involuntary (in connection with the holder's acceleration of the unpaid principal balance of the Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, the undersigned shall not be required to pay any Prepayment Premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument. For a prepayment occurring prior to the time that a voluntary prepayment is permitted hereunder whether as a result of acceleration of this Note or otherwise, then a Prepayment Premium shall

                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB


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

be due and payable in the amount set forth above plus an additional five percent (5%) of the principal amount prepaid.

      If the undersigned shall give notice of a prepayment but shall fail, for any reason, to make such prepayment, the undersigned shall immediately pay the holder hereof any and all reasonable costs, fees and expenses (including reasonable in house and outside attorneys' fees and expenses) associated with the holder hereof's administrative preparation for such prepayment.

      The Prepayment Premium is the negotiated charge between the undersigned and the holder hereof for the privilege of the undersigned to prepay this Note at the times provided above. The undersigned hereby covenants and agrees to indemnify the holder hereof and hold it harmless from any reasonable costs, fees, expenses (including attorneys' fees and expenses) resulting from any action, litigation or judicial decision alleging, claiming or holding that the Prepayment Premium is a penalty, and from any damages (whether compensatory or punitive) ordered by a court, judge or administrative law judge which may determine that the Prepayment Premium is a penalty.

      4. Notice; Business Day

      Any notice to the holder provided for in this Note shall be given in the manner provided in the Instrument. The term "Business Day" means any day other than a Saturday, a Sunday, or any other day on which the holder is not open for business. Notices to the holder shall be by certified mail, return receipt requested, or by national receipted overnight delivery service, to the address of the holder as set forth above or as otherwise specified in writing by the holder, and shall be effective only upon delivery or attempted delivery.

B. Assignment

      This Note is freely assignable in whole or in part, from time to time, by the holder and the holder may grant participation interest(s) herein. Without limiting the foregoing, the undersigned understands and agrees that the holder intends to and may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of this Note and the undersigned's other Loan Documents (or any interest therein, or its rights and powers thereunder), from time to time, in connection with the Securitization (as defined in the Instrument). This Note shall be binding upon the undersigned, its heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, permitted assignees, including all successors in interest of the undersigned, and shall inure to the benefit of the holder hereof, and the successors and assignees of the holder hereof.

C. Governing Law; Miscellaneous

                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB


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

      This Note shall be governed by and construed in accordance with the laws of the State of Illinois and applicable federal law, except for enforcement rights as to any such Property which must be governed by the law of any other jurisdiction in which any such Property may be located. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise by payable to the holder in excess of the maximum lawful amount permitted by applicable law. If the holder hereof shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of the paragraph shall control all existing and future agreements between the undersigned and the holder hereof.

      Whenever possible this Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. Any provisions of this Note which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidation the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In addition, any determination that the application of any provision hereof to the person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

      WAIVER OF JURY TRIAL. THE BORROWER AND LENDER BY ITS ACCEPTANCE HEREOF, FOR ITSELF AND FOR EACH HOLDER HEREOF, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE, THAT:

      (A) NEITHER THE BORROWER NOR LENDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS NOTE.

                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB


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

ANY INSTRUMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

      (B) NEITHER THE BORROWER NOR LENDER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

      (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE BORROWER AND LENDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

      (D) NEITHER THE BORROWER NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES;

      (E) IN NO EVENT SHALL LENDER BE RESPONSIBLE OR LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES; AND

      (F) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION AND IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

                           [Signatures on next page]

                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB
                                               Borrower's Initials: TJB


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

                             NOTICE TO THE BORROWER

      Do not sign this loan agreement before you read it. This loan agreement provides for the payment of a penalty if you wish to repay the loan prior to the date provided for repayment in the loan agreement. In addition, this loan agreement authorizes the lender to refuse to accept repayment of the loan prior to the date provided for repayment in the loan agreement unless certain conditions stated in the loan agreement are met.

                                        MORTON'S OF CHICAGO, INC., an
                                        Illinois corporation


/s/ Phyllis Zucaro                      By: /s/ Thomas J. Baldwin
--------------------------------            ----------------------------
Name: Phyllis Zucaro                    Name: Thomas J. Baldwin
                                        Its: SVP Finance & CFO
/s/ Michael D. Blaymore
--------------------------------
Name: Michael D. Blaymore

                                                 (CORPORATE SEAL)


                                        MORTON'S OF CHICAGO/DENVER,
                                        INC., an Illinois corporation


/s/ Phyllis Zucaro                      By: /s/ Thomas J. Baldwin
--------------------------------            ----------------------------
Name: Phyllis Zucaro                    Name: Thomas J. Baldwin
                                        Its: SVP Finance & CFO
/s/ Michael D. Blaymore
--------------------------------
Name: Michael D. Blaymore

                                                 (CORPORATE SEAL)


                                        MORTON'S OF CHICAGO/CHICAGO,
                                        INC., an Illinois corporation


/s/ Phyllis Zucaro                      By: /s/ Thomas J. Baldwin
--------------------------------            ----------------------------
Name: Phyllis Zucaro                    Name: Thomas J. Baldwin
                                        Its: SVP Finance & CFO
/s/ Michael D. Blaymore
--------------------------------
Name: Michael D. Blaymore

                                                 (CORPORATE SEAL)


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

STATE OF New York
COUNTY OF Nassau

      BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Thomas J. Baldwin, as Senior Vice President of MORTON'S OF CHICAGO, INC., an Illinois corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL this 3rd day of March, 1997.


                                        /s/ David Gruber
                                       -----------------------------------------
                                       Notary Public - State of New York
                [STAMP]
                                       Print Name: David Gruber
                                       Commission Number:_______________________
                                       Commission Expires: March 30,1999

STATE OF New York
COUNTY OF Nassau

      BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Thomas J. Baldwin, as Senior Vice President of MORTON'S OF CHICAGO/DENVER, INC., an Illinois corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL this 3rd day of March, 1997.


                                       /s/ David Gruber
                                       -----------------------------------------
                                       Notary Public - State of New York
                [STAMP]
                                       Print Name: David Gruber
                                       Commission Number:_______________________
                                       Commission Expires: March 30, 1999

STATE OF New York
COUNTY OF Nassau

      BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Thomas J. Baldwin, as Senior Vice President of MORTON'S OF CHICAGO/CHICAGO, INC., an Illinois corporation, the corporation that executed the foregoing instrument, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL this 3rd day of March, 1997.

                                        /s/ David Gruber
                                       -----------------------------------------
                                       Notary Public - State of New York
                [STAMP]
                                       Print Name: David Gruber
                                       Commission Number:_______________________
                                       Commission Expires: March 30, 1999


This instrument was prepared by:  Daniel F. McIntosh, Esquire
                                  Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 North Eola Drive
                                  Orlando, Florida 32801


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